UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) 23 August 2005
Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501

(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911
Registrant’s telephone number, including area code
not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1: CURRENT BUSINESS INFORMATION

Item 7.01. Regulation FD Disclosure.
On 23 August 2005, the company published Current Business Information, including consolidated sales and product volumes for July, 2005, on its website at http://www.airproducts.com/Invest/financialnews/current.htm. A copy of the Current Business Information dated August 23, 2005 is attached as Exhibit 99.1 to this Form 8-K. This Current Business Information is being furnished; it is not deemed to be filed.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

99.1	Current Business Information dated August 23, 2005.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc. (Registrant)

Dated: 26 August 2005	By:	/s/ Paul E. Huck

Paul E. Huck
Vice President and Chief Financial Officer

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